UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio		43215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On May 1, 2014, Lancaster Colony Corporation issued a press release announcing its results for the three and nine months ended March 31, 2014. The press release is attached as Exhibit 99.1.
Item 7.01    Regulation FD Disclosure
The following information is furnished pursuant to Item 7.01 “Regulation FD Disclosure.”
On January 30, 2014, Lancaster Colony Corporation sold effectively all of the net operating assets of its candle manufacturing and marketing operations. The results of these operations have been reclassified to discontinued operations in all periods presented. Schedules of Consolidated Statements of Income and Business Segment Information reflecting these reclassifications for the three quarters of fiscal 2014 and the four quarters of fiscal 2013 are included as Exhibit 99.2.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including the exhibits attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits:

99.1	Press Release dated May 1, 2014

99.2	Consolidated Statements of Income and Business Segment Information for the three quarters of fiscal 2014 and the four quarters of fiscal 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LANCASTER COLONY CORPORATION
(Registrant)

Date: May 1, 2014	By: /s/JOHN L. BOYLAN
John L. Boylan
Treasurer, Vice President,
Assistant Secretary,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at
99.1	Press Release dated May 1, 2014	Filed herewith
99.2	Consolidated Statements of Income and Business Segment Information for the three quarters of fiscal 2014 and the four quarters of fiscal 2013	Filed herewith